UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2025

CirTran Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49654	68-0121636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6360 S Pecos Road, Suite 8
Las Vegas, NV	89120
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(801) 963-5112

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2025, we entered into a Standby Equity Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership(“YA”). Under the Purchase Agreement, we have the right to sell to YA up to $10,000,000 of shares of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of common stock to YA under the Purchase Agreement, and the timing of any such sales, are at our option, and we are under no obligation to sell any securities to YA under the Purchase Agreement. In accordance with our obligations under the Purchase Agreement, we will file a registration statement with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act the resale by YA shares of common stock, that we may elect, in our sole discretion, to issue and sell to YA, from time to time under the Purchase Agreement. From time to time at our discretion for the 24-month period after the date of the Purchase Agreement, upon the satisfaction of the conditions to YA’s purchase obligation set forth in the Purchase Agreement, including that the registration statement be declared effective by the SEC, we will have the right, but not the obligation to direct YA to purchase a specified number of shares of common stock (each such sale, an “Advance”) by delivering written notice to YA (each, an “Advance Notice”). There is no mandatory minimum amount for any Advance. The per share purchase price for the shares of common stock, if any, that we elect to sell to YA in an Advance pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of our common stock (the “VWAP”) and calculated in accordance with the Purchase Agreement; provided, however, that the Company may establish a minimum acceptable price in certain Advance Notices, as specified in the Purchase Agreement, below which it shall not be obligated to make any sales to YA. There is no upper limit on the price per share that YA could be obligated to pay for the common stock we may elect to sell to it in any Advance. We will control the timing and amount of any sales of common stock to YA. Actual sales of shares of our common stock to YA under the Purchase Agreement will depend on a variety of factors to be determined by us from time to time, which may include, among other things, market conditions, the trading price of our common stock, and determinations by us as to the appropriate sources of funding for our business and its operations. The Purchase Agreement also requires that we issue 3,846,154 shares of our common stock to YA in December 2026.

We may not issue or sell any shares of common stock to YA under the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by YA and its affiliates (as calculated pursuant to Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder), would result in YA beneficially owning more than 4.99% of the outstanding voting power or number of shares of common stock (the “Ownership Limitation”).

We expect that any proceeds received by us from such sales to YA will be used for working capital and general corporate purposes, including the repayment of debt. We are required to apply 50% of any proceeds we receive to the reduction of our indebtedness (including accrued interest) to Tekfine, LLC (“Tekfine”). Tekfine has agreed to refrain from any sales of our stock issued on conversion of its notes during the term of the Purchase Agreement and any amendments and extensions thereof. We have confirmed these arrangements in an agreement with Tekfine, dated November 26, 2025, but delivered to us on December 15, 2025 (the “Forbearance Agreement”). Tekfine and YA has each agreed that it and its affiliates will not engage in any short sales of the common stock nor enter into any transaction that establishes a net short position in the common stock during the term of the Purchase Agreement. The Purchase Agreement will automatically terminate on the earlier to occur of (i) the 24-month anniversary of the date of the Purchase Agreement and (ii) the date on which YA shall have purchased from us under the Purchase Agreement shares of our common stock for an aggregate gross purchase price of $10,000,000. We have the right to terminate the Purchase Agreement at no cost or penalty upon five trading days’ prior written notice to YA; provided that there are no outstanding Advance Notices and all outstanding amounts the Company owes to YA pursuant to the Purchase Agreement are repaid. We and YA may also agree to terminate the Purchase Agreement by mutual written consent. Neither we nor YA may assign or transfer our respective rights and obligations under the Purchase Agreement, and no provision of the Purchase Agreement may be modified or waived by us or YA other than by an instrument in writing signed by both parties.

The Purchase Agreement contains customary representations, warranties, conditions, and indemnification obligations of the parties. The representations, warranties, and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties. The foregoing is only a summary of the Purchase Agreement and Forbearance Agreement and the reader is directed to the full terms of such agreements which are exhibits hereto.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10.1	Standby Equity Purchase Agreement	Attached Hereto
10.2	Forbearance Agreement	Attached Hereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CirTran Corporation

Dated: December 29, 2025	By:	/s/ Iehab J. Hawatmeh
Iehab J. Hawatmeh
Chief Executive Officer

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